UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: May 27, 2009


                          TOMBSTONE TECHNOLOGIES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


            Colorado                  333-138184           51-0431963
--------------------------------  ------------------   --------------------
(State or other jurisdiction of    (Commission File       (IRS Employer
         incorporation)                 Number)         Identification Number)


                 2400 Central Avenue, Suite G, Boulder, CO 80301
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                  303-684-6644
                                  ------------
               Registrant's telephone number, including area code


                                       n/a
                                      -----
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                            SECTION 8 - OTHER EVENTS

ITEM 8.01- Other Events

Effective May 27, 2009, the Company approved an amendment to the Company's Employee/Consultant Stock Option Plan whereby the number of shares authorized is increased to 1,500,000 shares from 1,000,000 shares. The Company also approved an extension of the Option Plan to August 31, 2012.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 Financial Statements and Exhibits

A)       Financial Statements - None

B)       Exhibits  -  10.1  Employee/Consultant Stock Option Plan*



* Previously filed.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                              TOMBSTONE TECHNOLOGIES, INC.


                                              By: /s/ John N. Harris
                                                  ------------------------------
                                                  John N. Harris, President


                                              Date: May 27, 2009